Exhibit 4
                                 INDIVIDUAL FORM
          Management and Related Person Negotiation - Article 11 - CVM
                          Instruction number 358/2002

On October, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.

Company Name: Perdigao S.A.
Name: Antonio Carlos Valente da Silva                             General Taxpayers' Register:
                                                                  371.560.557-04
Qualification: Member of the Board of Directors

                                Opening Balance
  Security/       Characteristic of Security                       Number              % interest
  Derivative
                                                                               Same kind         Total
    Share                   Common                                   1             0.00          0.00
                                Closing Balance
  Security/       Characteristic of Security                       Number              % interest
  Derivative
                                                                               Same kind         Total
    Share                   Common                                   1             0.00          0.00



                                 INDIVIDUAL FORM
          Management and Related Person Negotiation - Article 11 - CVM
                          Instruction number 358/2002

On October, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



Company Name: Perdigao S.A.
Name: Biramar Nunes de Lima                                       General Taxpayers' Register:
                                                                  056.234.131-53
Qualification: Member of the Board of Directors
                                Opening Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                   Commom                                1                0.00          0.00
                                Closing Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                   Common                                1                0.00          0.00


                                 INDIVIDUAL FORM
          Management and Related Person Negotiation - Article 11 - CVM
                          Instruction number 358/2002

On October, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



Company Name: Perdigao S.A.
Name: Carlos Eduardo da Silva Bessa                               General Taxpayers' Register:
                                                                  054.433.427-20
Qualification: Member of the Board of Directors

                                Opening Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                   Common                                1                0.00          0.00
                                Closing Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                   Common                                1                0.00          0.00


                                 INDIVIDUAL FORM
          Management and Related Person Negotiation - Article 11 - CVM
                          Instruction number 358/2002

On October, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



Company Name: Perdigao S.A.
Name: Eggon Joao da Silva                                         General Taxpayers' Register:
                                                                  009.955.179-91
Qualification: Member of the Board of Directors

                                Opening Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind        Total
    Share                   Common                                1,563            0.01          0.00
    Share                   Common (1)                            1,566,862        10.13         3.51
    Share                   Preferred                             91,408           0.31          0.20
    Share                   Preferred (1)                         1,768,172        6.06          3.96
                                Closing Balance

  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind        Total
    Share                   Common                                1,563            0.01          0.00
    Share                   Common (1)                            1,566,862        10.13         3.51
    Share                   Preferred                             91,408           0.31          0.20
    Share                   Preferred (1)                         1,768,172        6.06          3.96

(1) Indirect participation through the company Weg S.A.



                                 INDIVIDUAL FORM
          Management and Related Person Negotiation - Article 11 - CVM
                          Instruction number 358/2002

On October, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



Company Name: Perdigao S.A.
Name: Eliane Aleixo Lustosa                                       General Taxpayers' Register:
                                                                  783.519.367-15

Qualification: Member of the Board of Directors

                                Opening Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                   Common                                1                0.00          0.00

                                Closing Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                   Common                                1                0.00          0.00



                                 INDIVIDUAL FORM
          Management and Related Person Negotiation - Article 11 - CVM
                          Instruction number 358/2002

On October, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



Company Name: Perdigao S.A.
Name: Pedro Augusto Nardelli Pinto                                General Taxpayers' Register:
                                                                  028.921.461-00

Qualification: Member of the Board of Directors

                                Opening Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                   Common                                1                0.00          0.00

                                Closing Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                   Common                                1                0.00          0.00




                                 INDIVIDUAL FORM
          Management and Related Person Negotiation - Article 11 - CVM
                          Instruction number 358/2002

On October, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



Company Name: Perdigao S.A.
Name: Sebastiao Jose Martins Soares                               General Taxpayers' Register:
                                                                  008.240.467-49

Qualification: Member of the Board of Directors

                                Opening Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind        Total
    Share                   Common                                1                0.00          0.00

                                Closing Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                   Common                                1                0.00          0.00


                                 INDIVIDUAL FORM
          Management and Related Person Negotiation - Article 11 - CVM
                          Instruction number 358/2002

On October, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



Company Name: Perdigao S.A.
Name: Luciano Carvalho Ventura                                    General Taxpayers' Register:
                                                                  018.153.854-72

Qualification: Member of the Audit Committee
                                Opening Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                   Preferred                             12               0.00          0.00

                                Closing Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                   Preferred                             12               0.00          0.00



                                 INDIVIDUAL FORM
          Management and Related Person Negotiation - Article 11 - CVM
                          Instruction number 358/2002

On October, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



Company Name: Perdigao S.A.
Name: Wang Wei Chang                                              General Taxpayers' Register:
                                                                  534.698.608-15
Qualification: Chief Financial Officer

                                Opening Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                   Preferred                             2                0.00          0.00

                                Closing Balance
  Security/       Characteristic of Security                      Number               % interest
  Derivative
                                                                               Same kind         Total
    Share                               Preferred                 2                0.00          0.00



                                CONSOLIDATED FORM
          Management and Related Person Negotiation - Article 11 - CVM
                          Instruction number 358/2002

On October, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



Company Name: Perdigao S.A.
  Management and      (X) Board of Directors   ( ) Executive             ( ) Audit Committee    ( ) Technical and
  Related Person                                   Officers                                         Consultant Agencies

                                               Opening Balance
    Security/                  Characteristic of Security                      Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                 Common                                 1,569           0.01          0.00
      Share                               Common (1)                             1,566,862        10.13          3.51
      Share                                Preferred                              91,408           0.31          0.20
      Share                              Preferred (1)                           1,768,172         6.06          3.96

                                               Closing Balance
    Security/                     Characteristic of Security                   Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                 Common                                 1,569           0.01          0.00
      Share                               Common (1)                             1,566,862        10.13          3.51
      Share                                Preferred                              91,408           0.31          0.20
      Share                              Preferred (1)                           1,768,172         6.06          3.96
(1) Indirect participation through the company Weg S.A.



                                CONSOLIDATED FORM
          Management and Related Person Negotiation - Article 11 - CVM
                           Instruction number 358/2002

On October, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.


Company Name: Perdigao S.A.

  Management and      ( ) Board of Directors    ( ) Executive            (X) Audit Committee    ( ) Technical and
  Related Person                                    Officers                                        Consultant Agencies

                                               Opening Balance
    Security/         Characteristic of Security                               Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                12             0.00          0.00
                                                      Closing Balance
    Security/                     Characteristic of Security                   Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                12             0.00          0.00



                                CONSOLIDATED FORM
          Management and Related Person Negotiation - Article 11 - CVM
                          Instruction number 358/2002

On October, 2002 negotiations involving securities and derivatives were not done, according to Article 11 of CVM Instruction number 358/2002, so my securities and derivatives position is as follows.



Company Name: Perdigao S.A.

  Management and      ( ) Board of Directors   (X) Executive             ( ) Audit Committee         ( ) Technical and
  Related Person                                   Officers                                              Consultant Agencies

                                               Opening Balance
    Security/         Characteristic of Security                               Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                 2             0.00          0.00

                                               Closing Balance
    Security/         Characteristic of Security                               Number                % interest
    Derivative
                                                                                                Same kind        Total
      Share                                Preferred                                 2             0.00          0.00

